Mitsubishi Electronics America, Inc.
One Penn Plaza
250 W34th Street
SUITE 4303
NEW YORK, NY 10119
PHONE: (212) 629-3732
FAX:   (212) 629-3811

                                                                   June 17, 1997
Ultralife Batteries, Inc.
1350 Route 88 South
Newark, NY 14513

Attention of: Mr. Julius Cirin, Director of Marketing

Re: Purchase Orders/HY-97-120/HY-97-130

Dear Mr. Cirin,

I am pleased to send enclosed purchase orders for our current business.

These P/O are based upon the results of our previous meeting at Ultralife dated June 10, 1997, Ultralife's fax dated June 11, 1997 and MELCO's fax dated June 13, 1997.

The payment schedule for HY-97-120 will be advised after MELA will receive an authorization from MELCO.

If you have any comments, please feel free to contact me.

Sincerely,

         /s/Jun Sugaya
            Jun Sugaya, Assistant Purchasing Manager

CC.  Tomita, Manager of Purchasing Dept./Computer Works.

(*Confidential information has been deleted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to the application for confidential treatment.)

Mitsubishi Electronics America, Inc.  |_|   Cypress Office  |_|
One Penn Plaza                              5665 Plaza Drive, Cypress, CA 90630-0007  --------------------------------------
250 West 34th Street                        (714) 220-2500                            P.O. NUMBER  REQUESTED SHIP DATE  PAGE
SUITE: 4303                                 FAX (714) 236-6229                        --------------------------------------
NEW YORK, NY 10119                                                                     HY-97-130         SEE BELOW        1/1
----------------------------------------------------------------------------------------------------------------------------
ORDER DATE                ORDERED BY        PAYMENT TERMS               SHIPPING TERMS                 SHIP VIA
----------------------------------------------------------------------------------------------------------------------------
 06/17/97                 Jun Sugaya          Net 30 Days                 FOB Newark, NY                  UPS
----------------------------------------------------------------------------------------------------------------------------
V    Ultralife Batteries, Inc.                                  S    Kintetsu World Express (USA), Inc.
E    1350 Route 88 South, Newark NY 14513                       H    45 Rason Road, Inwood NY 11696
N    ATTN.:Mr. JULIUS CIRIN, DIRECTOR OF MARKETING              I    ATTN: MR. MIKAZAKI, TERMINAL MANAGER
D                                                               P
O
R                                                               T
                                                                O

* ("BUYER") HEREBY CONFIRMS ITS PURCHASE FROM YOU ("SELLER") OF THE FOLLOWING GOODS SUBJECT TO SELLER'S  ACCEPTENCE OF THE TERMS AND
CONDITIONS  SET FORTH BELOW AND ON THE REVERSE SIDE OF THIS FORM,  WHICH ARE EXPRESSLY  AGREED TO,  UNDERSTOOD AND MADE PART OF THIS
ORDER.  ANY DIFFERENT TERMS AND CONDITIONS  WHICH MAY BE CONTAINED IN ANY WRITING FROM SELLER ARE HEREBY REJECTED BY BUYER AND SHALL
NOT BE BINDING UPON THE PARTIES.

---------------------------------------------------------------------------------------------------------------------------
LINE                                                                                          OUANITY
NUMBER         ITEM                    DESCRIPTION           PRICE PER UNIT       UNITS       ORDERED          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
  01        1.6 AH PACK          Batteries (NO UL ):07/15           *             PCS                       $    *
  02        1.6 AH PACK          Batteries (NO UL ):08/01           *             PCS                       $    *
  03        1.6 AH PACK          Batteries (NO UL ):08/22           *             PCS                       $    *
  04        1.7 AH PACK          Batteries (NO UL ):09/09           *             PCS                       $    *
  05        1.7 AH PACK          Batteries (NO UL ):09/16           *             PCS                       $    *
  06        1.7 AH PACK          Batteries (UL TBD):09/23           *             PCS                       $    *
  07        1.7 AH PACK          Batteries (UL TBD):09/30           *             PCS                       $    *

                     Terms and Conditions for HY-97-130 will be discussed later based upon the previous agreed contract.

                                     [CONFORMATION ORDER
                                      DO NOT DUPLICATE]
----------------------------------------------------------------------------------------------------------------------------
NOTE:                                                                                           TOTAL
                                                                                                AMOUNT      $462,900.00
ACCEPTED:                                 (SELLER)                                              ----------------------------
                                                                                 MITSUBISHI ELECTRONICS AMERICA, INC. (BUYER)
(*Confidential information has been deleted from this exhibit and filed                         /s/Scott J. Lancey
separately with the Securities and Exchange Commission pursuant to the application for confidential treatment.)


Mitsubishi Electronics America, Inc.  |_|   Cypress Office  |_|
One Penn Plaza                              5665 Plaza Drive, Cypress, CA 90630-0007  --------------------------------------
250 West 34th Street                        (714) 220-2500                            P.O. NUMBER  REQUESTED SHIP DATE  PAGE
SUITE: 4303                                 FAX (714) 236-6229                        --------------------------------------
NEW YORK, NY 10119                                                                     HY-97-120         SEE BELOW        1/1
----------------------------------------------------------------------------------------------------------------------------
ORDER DATE                ORDERED BY        PAYMENT TERMS               SHIPPING TERMS                 SHIP VIA
----------------------------------------------------------------------------------------------------------------------------
 06/17/97                 Jun Sugaya            T.B.D.
----------------------------------------------------------------------------------------------------------------------------
V    Ultralife Batteries, Inc.                                  S    Kintetsu World Express (USA), Inc.
E    1350 Route 88 South, Newark NY 14513                       H    45 Rason Road, Inwood NY 11696
N    ATTN.:Mr. JULIUS CIRIN, DIRECTOR OF MARKETING              I    ATTN: MR. MIKAZAKI, TERMINAL MANAGER
D                                                               P
O
R                                                               T
                                                                O

* ("BUYER") HEREBY CONFIRMS ITS PURCHASE FROM YOU ("SELLER") OF THE FOLLOWING GOODS SUBJECT TO SELLER'S  ACCEPTENCE OF THE TERMS AND
CONDITIONS  SET FORTH BELOW AND ON THE REVERSE SIDE OF THIS FORM,  WHICH ARE EXPRESSLY  AGREED TO,  UNDERSTOOD AND MADE PART OF THIS
ORDER.  ANY DIFFERENT TERMS AND CONDITIONS  WHICH MAY BE CONTAINED IN ANY WRITING FROM SELLER ARE HEREBY REJECTED BY BUYER AND SHALL
NOT BE BINDING UPON THE PARTIES.

----------------------------------------------------------------------------------------------------------------------------
LINE                                                                                          OUANITY
NUMBER         ITEM                    DESCRIPTION           PRICE PER UNIT       UNITS       ORDERED          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
01            TOOLING                 MASS PRODUCTION              *              LOT                            *

02                                    BATTERY MANAGEMENT_          *              LOT                            *
                                        SYSTEM DEVELOPMENT

Payment schedule will be advised later.
Terms and condition for this HY-97-120 will be discussed later based upon previous agreed contract.

                                     [CONFORMATION ORDER
                                      DO NOT DUPLICATE]
----------------------------------------------------------------------------------------------------------------------------
NOTE:                                                                                           TOTAL
                                                                                                AMOUNT      $335,000.00
ACCEPTED:                                 (SELLER)                                              ----------------------------
                                                                                MITSUBISHI ELECTRONICS AMERICA, INC. (BUYER)
(*Confidential information has been deleted from this exhibit and filed                    /s/Scott J. Lancey
separately with the Securities and Exchange Commission pursuant to the application for confidential treatment.)